UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2013

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Loral Space & Communications Inc. ("Loral" or the "Company") is restructuring its corporate office as a result of the sale of its former wholly owned subsidiary, Space Systems/Loral, LLC (formerly known as Space Systems/Loral, Inc. ("SS/L")).

(b) Departure of Directors and Certain Officers.

In connection with the corporate office restructuring, on March 15, 2013, the Board of Directors of the Company (the "Board") approved the termination of the employment of Harvey B. Rein as Senior Vice President and Chief Financial Officer effective as of March 15, 2013. Mr. Rein, who served the Company and its predecessors in various capacities over a period of more than 33 years, will receive severance benefits in accordance with the Company’s severance policy for officers. Such severance benefits consist of, among other things, a lump sum payment of $1,665,478.

Following Mr. Rein’s termination of employment, he will be engaged by the Company as a part-time consultant to the Board to assist in the oversight of financial reporting and other financial functions and for other assignments on an as-needed basis. Mr. Rein will earn consulting fees of $610 per hour for his services.

The foregoing summary of Mr. Rein’s severance benefits and consulting arrangements is qualified in its entirety by reference to the full text of the General Release and Separation Agreement dated March 15, 2013 between the Company and Mr. Rein and the Consulting Agreement dated March 15, 2013 between the Company and Mr. Rein, copies of which are attached to this report as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Also, in connection with the corporate office restructuring, on March 15, 2013, the Company terminated the employment of John Stack as Treasurer effective as of March 15, 2013.

(c) Appointment of Certain Officers.

In connection with the corporate office restructuring, on March 15, 2013, the Board appointed John Capogrossi as Chief Financial Officer and Treasurer of the Company effective as of March 15, 2013, replacing Mr. Rein and Mr. Stack in those positions, respectively. Mr. Capogrossi, 59, has served Loral and its predecessors in various capacities for close to 25 years and will continue to serve as Vice President and Controller, a position he has held since January 2008.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 General Release dated March 15, 2013 between Loral Space & Communications Inc. and Harvey B. Rein (Management compensation plan)

Exhibit 10.2 Consulting Agreement dated March 15, 2013 between Loral Space & Communications Inc. and Harvey B. Rein (Management compensation plan)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

March 18, 2013	By:	Avi Katz

Name: Avi Katz
Title: President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	General Release dated March 15, 2013 between Loral Space & Communications Inc. and Harvey B. Rein (Management compensation plan)
10.2	Consulting Agreement dated March 15, 2013 between Loral Space & Communications Inc. and Harvey B. Rein (Management compensation plan)